Financial Supplement
Financial Information
as of September 30, 2006
(UNAUDITED)
To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.
This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Forms 10-K and Quarterly Reports on Forms 10-Q.
Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2006
Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com
Website:
www.platinumre.com
Publicly Traded Equity Securities:
Common Shares (NYSE: PTP)
Preferred Shares (NYSE: PTP.A)
Note on Non-GAAP Financial Measures:
In presenting the Company’s results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income (or loss), related underwriting ratios and fully converted book value, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business. These measures should not be viewed as a substitute for those determined in accordance with GAAP. A reconciliation of such measures to the most comparable GAAP figures such as income before income tax expense and total shareholders’ equity is presented in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company’s liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company’s plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company’s discretion. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
September 30, 2006

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3
Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income (Loss) — Summary	4
b. Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter	5
Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share — Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter	7
c. Fully Converted Book Value Per Common Share	8
Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10
Segment Data:
a. Segment Reporting — Three Month Summary	11
b. Segment Reporting — Nine Month Summary	12
c. Property and Marine Segment — by Quarter	13
d. Casualty Segment — by Quarter	14
e. Finite Risk Segment — by Quarter	15
Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	16
b. Premiums by Line of Business — Three Month Summary	17
c. Premiums by Line of Business — Nine Month Summary	18
Other Company Data:
a. Key Ratios, Share Data, Ratings	19
Investments:
a. Investment Portfolio	20
b. Net Realized Gains (Losses) on Investments — by Country	21
Loss Reserves:
a. Loss and Loss Adjustment Expenses Analysis	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23
Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
September 30, 2006
(amounts in thousands, except per share amounts)

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Assets
Investments	$3,367,474	3,224,454	3,234,490	3,000,889	$2,989,217
Cash, cash equivalents and short term investments	815,825	786,406	650,639	829,539	391,637
Reinsurance premiums receivable	385,052	401,746	517,429	567,449	557,422
Accrued investment income	30,356	32,489	29,581	29,230	31,013
Reinsurance balances (prepaid and recoverable)	79,639	97,823	92,388	76,109	79,021
Deferred acquisition costs	90,195	98,532	105,699	130,800	139,158
Funds held by ceding companies	249,359	250,077	266,541	291,629	250,324
Other assets	48,885	61,354	59,450	228,730	48,293

Total assets	$5,066,785	4,952,881	4,956,217	5,154,375	$4,486,085

Liabilities
Unpaid losses and loss adjustment expenses	$2,358,801	2,343,605	2,371,916	2,323,990	$2,079,668
Unearned premiums	399,524	449,672	474,433	502,018	558,881
Debt obligations	292,840	292,840	292,840	292,840	387,500
Commissions payable	143,672	141,823	142,826	186,654	176,036
Other liabilities	98,420	86,110	96,364	308,624	56,183

Total liabilities	3,293,257	3,314,050	3,378,379	3,614,126	3,258,268

Total shareholders’ equity	1,773,528	1,638,831	1,577,838	1,540,249	1,227,817

Total liabilities and shareholders’ equity	$5,066,785	4,952,881	4,956,217	5,154,375	$4,486,085

Book value per common share	$26.97	24.75	23.87	23.22	$24.75

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss) — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Revenue
Net premiums earned	$339,609	429,388	1,020,975	$1,271,898
Net investment income	48,302	36,441	137,165	92,250
Net realized gains (losses) on investments	(57)	(879)	22	(1,062)
Other income (expense)	1,714	(433)	(1,927)	(201)

Total revenue	389,568	464,517	1,156,235	1,362,885

Expenses
Losses and loss adjustment expenses	191,428	564,618	585,666	1,043,168
Acquisition expenses	74,994	98,858	220,285	296,035
Other underwriting expenses	20,063	6,050	55,064	41,202
Corporate expenses	5,285	2,030	16,664	10,366
Net foreign currency exchange (gains) losses	228	(88)	(461)	1,870
Interest expense	5,452	6,839	16,352	13,186

Total expenses	297,450	678,307	893,570	1,405,827

Income (loss) before income tax expense (benefit)	92,118	(213,790)	262,665	(42,942)

Income tax expense (benefit)	7,195	(37,766)	18,958	(7,991)

Net income (loss)	84,923	(176,024)	243,707	(34,951)

Preferred dividends	2,602	—	7,780	—

Net income (loss) attributable to common shareholders	$82,321	(176,024)	235,927	$(34,951)

Basic
Weighted average common shares outstanding	59,537	43,785	59,287	43,459
Basic earnings (loss) per common share	$1.38	(4.02)	3.98	$(0.80)

Diluted
Adjusted weighted average common shares outstanding	66,520	43,785	66,273	43,459
Diluted earnings (loss) per common share	$1.28	(4.02)	3.68	$(0.80)

Comprehensive income (loss)
Net income (loss)	$84,923	(176,024)	243,707	$(34,951)
Other comprehensive income (loss), net of deferred taxes	53,941	(36,355)	(5,779)	(37,970)

Comprehensive income (loss)	$138,864	(212,379)	237,928	$(72,921)

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss) — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Revenue
Net premiums earned	$339,609	337,065	344,301	442,825	$429,388
Net investment income	48,302	45,348	43,515	37,195	36,441
Net realized gains (losses) on investments	(57)	14	65	(1,984)	(879)
Other income (expense)	1,714	(2,324)	(1,317)	(385)	(433)

Total revenue	389,568	380,103	386,564	477,651	464,517

Expenses
Losses and loss adjustment expenses	191,428	187,464	206,774	462,257	564,618
Acquisition expenses	74,994	76,052	69,239	107,100	98,858
Other underwriting expenses	20,063	17,713	17,288	14,467	6,050
Corporate expenses	5,285	5,679	5,700	3,792	2,030
Net foreign currency exchange (gains) losses	228	(414)	(275)	241	(88)
Interest expense	5,452	5,450	5,450	6,820	6,839
Loss on repurchase of debt	—	—	—	2,486	—

Total expenses	297,450	291,944	304,176	597,163	678,307

Income (loss) before income tax expense (benefit)	92,118	88,159	82,388	(119,512)	(213,790)

Income tax expense (benefit)	7,195	6,411	5,352	(16,976)	(37,766)

Net income (loss)	84,923	81,748	77,036	(102,536)	(176,024)

Preferred dividends	2,602	2,602	2,576	737	—

Net income (loss) attributable to common shareholders	$82,321	79,146	74,460	(103,273)	$(176,024)

Basic
Weighted average common shares outstanding	59,537	59,224	59,097	53,339	43,785
Basic earnings (loss) per common share	$1.38	1.34	1.26	(1.94)	$(4.02)

Diluted
Adjusted weighted average common shares outstanding	66,520	65,725	66,597	53,339	43,785
Diluted earnings (loss) per common share	$1.28	1.24	1.16	(1.94)	$(4.02)

Comprehensive income (loss)
Net income (loss)	$84,923	81,748	77,036	(102,536)	$(176,024)
Other comprehensive income (loss), net of deferred taxes	53,941	(24,409)	(35,311)	(15,000)	(36,355)

Comprehensive income (loss)	$138,864	57,339	41,725	(117,536)	$(212,379)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Earnings:
Basic:
Net income (loss) attributable to common shareholders	$82,321	(176,024)	235,927	$(34,951)

Diluted:
Net income (loss) attributable to common shareholders	82,321	(176,024)	235,927	(34,951)
Effect of dilutive securities:
Preferred share dividends	2,602	—	7,780	—

Adjusted net income (loss) for diluted earnings per share	$84,923	(176,024)	243,707	$(34,951)

Common Shares:
Basic:
Weighted average common shares outstanding	59,537	43,785	59,287	43,459

Diluted:
Weighted average common shares outstanding	59,537	43,785	59,287	43,459
Effect of dilutive securities:
Conversion of preferred shares	5,750	—	5,750	—
Common share options	1,151	—	1,165	—
Restricted common shares and common share units	82	—	71	—

Adjusted weighted average common shares outstanding	66,520	43,785	66,273	43,459

Earnings (Loss) Per Common Share:
Basic earnings (loss) per common share	$1.38	(4.02)	3.98	$(0.80)

Diluted earnings (loss) per common share	$1.28	(4.02)	3.68	$(0.80)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Earnings:
Basic:
Net income (loss) attributable to common shareholders	$82,321	79,146	74,460	(103,273)	$(176,024)

Diluted:
Net income (loss) attributable to common shareholders	82,321	79,146	74,460	(103,273)	(176,024)
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,576	—	—

Adjusted net income (loss) for diluted earnings per share	$84,923	81,748	77,036	(103,273)	$(176,024)

Common Shares:
Basic:
Weighted average common shares outstanding	59,537	59,224	59,097	53,339	43,785

Diluted:
Weighted average common shares outstanding	59,537	59,224	59,097	53,339	43,785
Effect of dilutive securities:
Conversion of preferred shares	5,750	5,750	5,690	—	—
Common share options	1,151	692	1,741	—	—
Restricted common shares and common share units	82	59	69	—	—

Adjusted weighted average common shares outstanding	66,520	65,725	66,597	53,339	43,785

Earnings (Loss) Per Common Share:
Basic earnings (loss) per common share	$1.38	1.34	1.26	(1.94)	$(4.02)

Diluted earnings (loss) per common share	$1.28	1.24	1.16	(1.94)	$(4.02)

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
September 30, 2006

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share
Total shareholders’ equity as of September 30, 2006			$1,773,528
Equity from issuance of preferred shares			(167,509)

Book value per common share			$1,606,019	59,546	(a)	$26.97

Preferred shares:
Conversion of preferred shares to common shares	0.997		167,509	5,730	(b)	0.19

Common share options:
St. Paul Travelers	27.00		—	745		(0.29)
RenaissanceRe	27.00		—	310		(0.12)

Management and directors’ options	24.01	(c)	82,542	3,438	(d)	(0.15)

Directors’ and officers’ restricted common shares and common share units			—	232		(0.09)

Fully converted book value per common share as of September 30, 2006			$1,856,070	70,001		$26.51

(a)	As of September 30, 2006 there were 59,638,834 common shares issued and outstanding. Included in this number were 93,080 of restricted common shares issued but unvested.

(b)	On February 15, 2009, the mandatory conversion date, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009. The fully converted book value above has been calculated on this basis assuming a conversion date of September 30, 2006. However, if any preferred shares are tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874. If the conversion rate of 0.7874 had been used above, the number of common shares issued in conversion would be 4,528,000.

(c)	Weighted average strike price of options with a price below $30.83, the closing share price at September 30, 2006.

(d)	Excludes 70,000 options with a weighted average strike price greater than $32.67
See page 1, Note on Non-GAAP Financial Measures.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Net cash provided by operating activities	$122,893	182,618	459,998	$559,020

Net cash used in investing activities	(54,769)	(366,978)	(498,180)	(788,714)

Net cash provided by (used in) financing activities	(5,631)	166,461	(9,241)	411,434

Net increase (decrease) in cash and cash equivalents	$62,493	(17,899)	(47,423)	$181,740

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Net cash provided by operating activities	$122,893	150,149	186,956	38,654	$182,618

Net cash provided by (used in) investing activities	(54,769)	(11,048)	(432,363)	58,146	(366,978)

Net cash provided by (used in) financing activities	(5,631)	1,699	(5,309)	332,309	166,461

Net increase (decrease) in cash and cash equivalents	$62,493	140,800	(250,716)	429,109	$(17,899)

Platinum Underwriters Holdings, Ltd.
Segment Reporting — Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$83,018	202,302	12,680	$298,000	$133,350	216,659	60,177	$410,186

Net premiums earned	97,686	214,427	27,496	339,609	145,853	205,050	78,485	429,388

Losses and loss adjustment expenses	17,181	149,698	24,549	191,428	373,761	129,218	61,639	564,618
Acquisition expenses	14,895	54,503	5,596	74,994	17,753	50,097	31,008	98,858
Other underwriting expenses	8,608	9,464	1,991	20,063	3,632	1,894	524	6,050

Total underwriting expenses	40,684	213,665	32,136	286,485	395,146	181,209	93,171	669,526

Segment underwriting income (loss)	$57,002	762	(4,640)	53,124	$(249,293)	23,841	(14,686)	(240,138)

Net investment income				48,302				36,441
Net realized losses on investments				(57)				(879)
Net foreign currency exchange gains (losses)				(228)				88
Other income (expense)				1,714				(433)
Corporate expenses not allocated to segments				(5,285)				(2,030)
Interest expense				(5,452)				(6,839)

Income (loss) before income tax expense (benefit)				$92,118				$(213,790)

GAAP underwriting ratios:
Loss and LAE	17.6%	69.8%	89.3%	56.4%	256.3%	63.0%	78.5%	131.5%
Acquisition expense	15.2%	25.4%	20.4%	22.1%	12.2%	24.4%	39.5%	23.0%
Other underwriting expense	8.8%	4.4%	7.2%	5.9%	2.5%	0.9%	0.7%	1.4%

Combined	41.6%	99.6%	116.9%	84.4%	271.0%	88.3%	118.7%	155.9%

Statutory underwriting ratios:
Loss and LAE	17.6%	69.8%	89.3%	56.4%	256.3%	63.0%	78.5%	131.5%
Acquisition expense	15.9%	25.7%	11.7%	22.4%	10.7%	24.1%	45.1%	22.8%
Other underwriting expense	10.4%	4.7%	15.7%	6.7%	2.7%	0.9%	0.9%	1.5%

Combined	43.9%	100.2%	116.7%	85.5%	269.7%	88.0%	124.5%	155.8%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Loss & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting — Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2006				Nine Months Ended September 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$333,906	583,950	(16,816)	$901,040	$453,352	621,218	252,374	$1,326,944

Net premiums earned	342,322	573,168	105,485	1,020,975	414,719	588,541	268,638	1,271,898

Losses and loss adjustment expenses	104,876	394,087	86,703	585,666	492,300	375,187	175,681	1,043,168
Acquisition expenses	55,783	141,025	23,477	220,285	69,437	143,262	83,336	296,035
Other underwriting expenses	27,642	23,487	3,935	55,064	19,595	18,179	3,428	41,202

Total underwriting expenses	188,301	558,599	114,115	861,015	581,332	536,628	262,445	1,380,405

Segment underwriting income (loss)	$154,021	14,569	(8,630)	159,960	$(166,613)	51,913	6,193	(108,507)

Net investment income				137,165				92,250
Net realized gains (losses) on investments				22				(1,062)
Net foreign currency exchange gains (losses)				461				(1,870)
Other expense				(1,927)				(201)
Corporate expenses not allocated to segments				(16,664)				(10,366)
Interest expense				(16,352)				(13,186)

Income (loss) before income tax expense (benefit)				$262,665				$(42,942)

GAAP underwriting ratios:
Loss and LAE	30.6%	68.8%	82.2%	57.4%	118.7%	63.7%	65.4%	82.0%
Acquisition expense	16.3%	24.6%	22.3%	21.6%	16.7%	24.3%	31.0%	23.3%
Other underwriting expense	8.1%	4.1%	3.7%	5.4%	4.7%	3.1%	1.3%	3.2%

Combined	55.0%	97.5%	108.2%	84.4%	140.1%	91.1%	97.7%	108.5%

Statutory underwriting ratios:
Loss and LAE	30.6%	68.8%	82.2%	57.4%	118.7%	63.7%	65.4%	82.0%
Acquisition expense	16.1%	24.5%	106.6%	19.9%	16.5%	23.7%	31.0%	22.6%
Other underwriting expense	8.3%	4.0%	(23.4%)	6.1%	4.3%	2.9%	1.4%	3.1%

Combined	55.0%	97.3%	165.4%	83.4%	139.5%	90.3%	97.8%	107.7%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Loss & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Net premiums written	$83,018	85,624	165,264	121,703	$133,350

Net premiums earned	97,686	113,092	131,544	154,454	145,853

Losses and loss adjustment expenses	17,181	27,867	59,828	264,442	373,761
Acquisition expenses	14,895	21,239	19,649	24,546	17,753
Other underwriting expenses	8,608	9,006	10,028	6,479	3,632

Total underwriting expenses	40,684	58,112	89,505	295,467	395,146

Segment underwriting income (loss)	$57,002	54,980	42,039	(141,013)	$(249,293)

GAAP underwriting ratios:
Loss and LAE	17.6%	24.6%	45.5%	171.2%	256.3%
Acquisition expense	15.2%	18.8%	14.9%	15.9%	12.2%
Other underwriting expense	8.8%	8.0%	7.6%	4.2%	2.5%

Combined	41.6%	51.4%	68.0%	191.3%	271.0%

Statutory underwriting ratios:
Loss and LAE	17.6%	24.6%	45.5%	171.2%	256.3%
Acquisition expense	15.9%	19.5%	14.4%	15.2%	10.7%
Other underwriting expense	10.4%	10.5%	6.1%	5.3%	2.7%

Combined	43.9%	54.6%	66.0%	191.7%	269.7%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Loss & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Net premiums written	$202,302	199,298	182,350	187,813	$216,659

Net premiums earned	214,427	185,073	173,668	201,088	205,050

Losses and loss adjustment expenses	149,698	127,824	116,565	136,422	129,218
Acquisition expenses	54,503	45,168	41,354	51,135	50,097
Other underwriting expenses	9,464	7,688	6,335	6,511	1,894

Total underwriting expenses	213,665	180,680	164,254	194,068	181,209

Segment underwriting income	$762	4,393	9,414	7,020	$23,841

GAAP underwriting ratios:
Loss and LAE	69.8%	69.1%	67.1%	67.8%	63.0%
Acquisition expense	25.4%	24.4%	23.8%	25.4%	24.4%
Other underwriting expense	4.4%	4.2%	3.6%	3.2%	0.9%

Combined	99.6%	97.7%	94.5%	96.4%	88.3%

Statutory underwriting ratios:
Loss and LAE	69.8%	69.1%	67.1%	67.8%	63.0%
Acquisition expense	25.7%	24.4%	23.4%	26.1%	24.1%
Other underwriting expense	4.7%	3.9%	3.5%	3.5%	0.9%

Combined	100.2%	97.4%	94.0%	97.4%	88.0%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Net premiums written	$12,680	24,840	(54,336)	81,262	$60,177

Net premiums earned	27,496	38,900	39,089	87,283	78,485

Losses and loss adjustment expenses	24,549	31,773	30,381	61,393	61,639
Acquisition expenses	5,596	9,645	8,236	31,419	31,008
Other underwriting expenses	1,991	1,019	925	1,477	524

Total underwriting expenses	32,136	42,437	39,542	94,289	93,171

Segment underwriting income (loss)	$(4,640)	(3,537)	(453)	(7,006)	$(14,686)

GAAP underwriting ratios:
Loss and LAE	89.3%	81.7%	77.7%	70.3%	78.5%
Acquisition expense	20.4%	24.8%	21.1%	36.0%	39.5%
Other underwriting expense	7.2%	2.6%	2.4%	1.7%	0.7%

Combined	116.9%	109.1%	101.2%	108.0%	118.7%

Statutory underwriting ratios:
Loss and LAE	89.3%	81.7%	77.7%	70.3%	78.5%
Acquisition expense	11.7%	11.8%	41.1%	38.8%	45.1%
Other underwriting expense	15.7%	4.1%	(1.7%)	1.8%	0.9%

Combined	116.7%	97.6%	117.1%	110.9%	124.5%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Property and Marine:
Excess-of-loss	$65,828	86,346	242,654	$300,394
Proportional	17,190	47,004	91,252	152,958

Subtotal Property and Marine	83,018	133,350	333,906	453,352

Casualty:
Excess-of-loss	180,723	174,247	508,213	511,280
Proportional	21,579	42,412	75,737	109,938

Subtotal Casualty	202,302	216,659	583,950	621,218

Finite Risk:
Excess-of-loss	9,953	8,274	40,846	51,511
Proportional	2,727	51,903	(57,662)	200,863

Subtotal Finite Risk	12,680	60,177	(16,816)	252,374

Combined Segments:
Excess-of-loss	256,504	268,867	791,713	863,185
Proportional	41,496	141,319	109,327	463,759

Total	$298,000	410,186	901,040	$1,326,944

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Property and Marine:
United States	$63,821	109,501	210,381	$305,763
International	19,197	23,849	123,525	147,589

Subtotal Property and Marine	83,018	133,350	333,906	453,352

Casualty:
United States	187,012	198,574	525,651	540,221
International	15,290	18,085	58,299	80,997

Subtotal Casualty	202,302	216,659	583,950	621,218

Finite Risk:
United States	10,687	63,421	(28,759)	251,463
International	1,993	(3,244)	11,943	911

Subtotal Finite Risk	12,680	60,177	(16,816)	252,374

Combined Segments:
United States	261,520	371,496	707,273	1,097,447
International	36,480	38,690	193,767	229,497

Total	$298,000	410,186	901,040	$1,326,944

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business — Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2006			Three Months Ended September 30, 2005
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$8,696	8,696	10,148	30,408	30,408	$26,244
North American Property Catastrophe	36,613	26,025	18,858	37,293	30,454	26,378
North American Property Risk	27,762	24,402	21,042	29,177	26,599	26,043
Other Property	7,085	4,699	7,292	22,188	22,040	24,259
Marine / Aviation Proportional	832	(33)	1,257	5,939	5,939	3,576
Marine / Aviation Excess	7,102	8,005	8,202	12,401	9,652	12,503
International Property Proportional	2,709	2,709	7,227	(510)	(510)	3,855
International Property Catastrophe	7,278	6,210	18,540	6,978	6,969	18,678
International Property Risk	2,305	2,305	5,120	1,799	1,799	4,317

Subtotal	100,382	83,018	97,686	145,673	133,350	145,853

Casualty:
Clash	6,244	6,244	6,373	8,843	8,843	10,531
1st Dollar GL	9,398	9,398	13,785	16,417	16,417	12,917
1st Dollar Other	1,401	1,401	1,132	1,058	1,058	867
Casualty Excess	156,098	156,098	156,691	130,495	130,495	126,977
Accident & Health	9,682	9,589	12,786	37,314	37,264	26,570
International Casualty	8,637	8,637	11,529	13,551	13,551	13,158
International Motor	941	941	959	775	842	1,990
Financial Lines	9,994	9,994	11,172	8,190	8,189	12,040

Subtotal	202,395	202,302	214,427	216,643	216,659	205,050

Finite Risk:
Finite Property	7,090	2,922	3,115	2,665	12	417
Finite Casualty	9,858	9,858	24,481	58,183	58,183	73,710
Finite Accident & Health	(100)	(100)	(100)	1,982	1,982	4,358

Subtotal	16,848	12,680	27,496	62,830	60,177	78,485

Total	$319,625	298,000	339,609	425,146	410,186	$429,388

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business — Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2006			Nine Months Ended September 30, 2005
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$50,559	50,559	59,027	79,578	79,578	$72,497
North American Property Catastrophe	100,039	59,741	64,374	71,964	65,121	60,470
North American Property Risk	82,425	69,401	70,689	84,621	78,703	73,957
Other Property	33,067	30,681	33,041	82,656	82,361	82,318
Marine / Aviation Proportional	(631)	(631)	4,657	10,188	10,188	8,052
Marine / Aviation Excess	24,732	24,732	23,349	33,851	29,188	30,319
International Property Proportional	24,724	24,724	18,131	21,820	21,820	16,234
International Property Catastrophe	77,952	58,005	54,770	68,029	66,607	54,690
International Property Risk	16,694	16,694	14,284	19,786	19,786	16,182

Subtotal	409,561	333,906	342,322	472,493	453,352	414,719

Casualty:
Clash	19,906	19,906	19,694	26,830	26,830	26,446
1st Dollar GL	33,364	33,364	35,957	37,833	37,833	32,046
1st Dollar Other	2,920	2,920	2,830	3,054	3,054	2,304
Casualty Excess	417,232	417,232	395,868	382,396	382,396	379,289
Accident & Health	34,943	34,850	48,836	78,410	78,260	70,746
International Casualty	35,203	35,203	32,486	44,348	44,348	35,152
International Motor	2,847	2,864	2,695	3,257	3,324	9,640
Financial Lines	37,611	37,611	34,802	45,174	45,173	32,918

Subtotal	584,026	583,950	573,168	621,302	621,218	588,541

Finite Risk:
Finite Property	17,611	9,585	9,151	29,771	9,293	13,839
Finite Casualty	(26,792)	(26,792)	95,943	241,343	241,343	239,355
Finite Accident & Health	391	391	391	1,738	1,738	15,444

Subtotal	(8,790)	(16,816)	105,485	272,852	252,374	268,638

Total	$984,797	901,040	1,020,975	1,366,647	1,326,944	$1,271,898

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Key Ratios:
Combined ratio (%)	84.4%	83.5%	85.2%	131.9%	155.9%
Invested assets to shareholders’ equity (%)	2.36:1	2.45:1	2.46:1	2.49:1	2.75:1
Debt to total capital (%)	14.2%	15.2%	15.7%	16.0%	24.0%
Net premiums written (annualized) to shareholders’ equity	0.67	0.76	0.74	1.01	1.34

Share Data:
Book value per common share	$26.97	$24.75	$23.87	$23.22	$24.75
Common shares outstanding (000’s)	59,639	59,546	59,190	59,127	49,605
Market Price Per Common Share:
High	$31.11	$30.00	$32.30	$31.70	$35.21
Low	27.34	26.14	28.00	27.10	27.45
Close	$30.83	$27.98	$29.10	$31.07	$29.89

Industry Ratings:
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor’s Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data:
Total employees	155	153	159	163	159
See page 1, Note on Non-GAAP Financial Measures.

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	September 30, 2006	Book Yield	December 31, 2005	Book Yield
Securities:
U.S. Government	$154,054	4.4%	$139,585	4.1%
Corporate bonds	1,506,030	4.5%	1,386,157	4.4%
Mortgage-backed and asset-backed securities	1,363,257	5.1%	1,141,931	4.8%
Municipal bonds	198,799	3.0%	212,361	3.0%
Foreign governments and states	132,012	3.8%	107,669	3.6%

Total Fixed Maturities	3,354,152	4.6%	2,987,703	4.4%
Preferred Stock	8,322	6.6%	8,186	6.6%

Total	$3,362,474	4.6%	$2,995,889	4.4%

	September 30, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades:*
Aaa	$1,932,555	57.5%	$1,600,733	53.4%
Aa	563,178	16.7%	521,148	17.4%
A	745,682	22.2%	757,452	25.3%
Baa	121,059	3.6%	116,556	3.9%

Total	$3,362,474	100.0%	$2,995,889	100.0%

Credit Quality:
Weighted average credit quality	Aa2		Aa2

*	Rated using external rating agencies (Moody’s). (Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments — by Country
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Net Realized Capital Gains (Losses):
United States	$(59)	(127)	20	$62
United Kingdom	—	(76)	(2)	(156)
Bermuda	2	(676)	4	(968)

Total	$(57)	(879)	22	$(1,062)

Platinum Underwriters Holdings, Ltd.
Loss and Loss Adjustment Expenses Analysis
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses Incurred
	Nine Months Ended September 30, 2006 (a)				Year Ended December 31, 2005 (b)
				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %
Paid	$576,394	15,076	$561,318	95.8%	$636,640	35,736	$600,904	39.9%
Change in unpaid losses and loss adjustment expenses	23,459	(889)	24,348		958,128	53,607	904,521

Losses and loss adjustment expenses incurred	$599,853	14,187	$585,666		$1,594,768	89,343	$1,505,425

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of September 30, 2006				As of December 31, 2005
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$741,896	13,195	$728,701	31.6%	$511,745	13,576	$498,169	22.0%
Incurred but not reported	1,616,905	41,302	1,575,603	68.4%	1,812,245	41,759	1,770,486	78.0%

Unpaid losses and loss adjustment expenses	$2,358,801	54,497	$2,304,304	100.0%	$2,323,990	55,335	$2,268,655	100.0%

(a)	Gross and ceded losses incurred includes effects of foreign currency exchange rate movements of $11,352 and $51, respectively

(b)	Gross losses incurred includes effects of foreign currency exchange rate movements of $15,093.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	$13,277	(582)	55	12,750	19,495	5,546	5,579	$30,620
Net premium adjustments related to loss development	—	—	—	—	—	—	—	—
Net commission adjustments related to loss development	(1,436)	291	122	(1,023)	2,513	(221)	(6,715)	(4,423)

Net favorable (unfavorable) development	11,841	(291)	177	11,727	22,008	5,325	(1,136)	26,197

Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	12,902	—	(4,000)	8,902	(1,054)	—	12,500	11,446
Net premium adjustments related to loss development	(649)	—	—	(649)	62	—	(6,125)	(6,063)
Net commission adjustments related to loss development	—	—	—	—	—	—	—	—

Net favorable (unfavorable) development	12,253	—	(4,000)	8,253	(992)	—	6,375	5,383

Total net favorable (unfavorable) development	$24,094	(291)	(3,823)	19,980	21,016	5,325	5,239	$31,580

	Nine Months Ended September 30, 2006				Nine Months Ended September 30, 2005
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	$43,723	312	(5,920)	38,115	46,063	17,355	11,496	$74,914
Net premium adjustments related to loss development	—	—	—	—	—	—	—	—
Net commission adjustments related to loss development	(2,460)	1,725	447	(288)	72	(221)	(4,489)	(4,638)

Net favorable (unfavorable) development	41,263	2,037	(5,473)	37,827	46,135	17,134	7,007	70,276

Catastrophe Favorable (Unfavorable) Development:
Net loss development related to prior years	(152)	—	(4,380)	(4,532)	(18,536)	—	18,806	270
Net premium adjustments related to loss development	(1,341)	—	124	(1,217)	2,744	—	(6,078)	(3,334)
Net commission adjustments related to loss development	—	—	—	—	—	—	—	—

Net favorable (unfavorable) development	(1,493)	—	(4,256)	(5,749)	(15,792)	—	12,728	(3,064)

Total net favorable (unfavorable) development	$39,770	2,037	(9,729)	32,078	30,343	17,134	19,735	$67,212

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of October 1, 2006
($ in millions)
Estimated Probable Maximum Losses by Zone and Peril:

		20 Year Return Period		100 Year Return Period		250 Year Return Period
		Estimated	Estimated	Estimated	Estimated	Estimated	Estimated
Zones	Perils	Gross Loss	Net Loss	Gross Loss	Net Loss	Gross Loss	Net Loss
United States / Caribbean	Hurricane	$204	132	402	246	442	$289
United States	Earthquake	112	61	354	235	440	308
Pan-European	Windstorm	128	103	252	203	303	244
Japan	Earthquake	17	17	110	108	317	309
Japan	Typhoon	$10	10	105	104	150	$148
Indicative Catastrophe Scenarios:

Estimated Company Net
Catastrophe Scenarios	Loss Interquartile Range
Category 3 U.S. / Caribbean Hurricane	$7 - 24
Category 4 U.S. / Caribbean Hurricane	14 - 61
Magnitude 6.9 California Earthquake	0 - 13
Magnitude 7.5 California Earthquake	$3 - 73
The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions. These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.
Gross loss estimates are before income tax and net of reinstatement premiums. Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries. Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications. That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range. Thus, an actual event may produce losses that fall materially outside the indicated ranges.
The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Investors should not rely on the foregoing information when considering investment in the Company. The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.